Bank of America

SECURITY AGREEMENT

(Multiple Use)

1.          THE SECURITY. The undersigned Saker Aviation Services, Inc. (the “Pledgor”) hereby assigns and grants to Bank of America, N.A. its subsidiaries and affiliates (collectively, “Bank”) a security interest in the following described property now owned or hereafter acquired by the Pledgor (“Collateral”):

(a)          All accounts, contract rights, chattel paper, instruments, deposit accounts, letter of credit rights, payment intangibles and general intangibles, including all amounts due to the Pledgor from a factor; rights to payment of money from the Bank under any Swap Contract (as defined in Paragraph 2 below); and all returned or repossessed goods which, on sale or lease, resulted in an account or chattel paper.

(b)          All inventory, including all materials, work in process and finished goods.

(c)          All machinery, furniture, fixtures and other equipment of every type now owned or hereafter acquired by the Pledgor, (including, but not limited to, the equipment described in the attached Equipment Description, if any).

(d)          All negotiable and nonnegotiable documents of title covering any Collateral.

(e)          All accessions, attachments and other additions to the Collateral, and all tools, parts and equipment used in connection with the Collateral.

(f)          All substitutes or replacements for any Collateral, all cash or non-cash proceeds, product, rents and profits of any Collateral, all income, benefits and property receivable on account of the Collateral, all rights under warranties and insurance contracts, letters of credit, guaranties or other supporting obligations covering the Collateral, and any causes of action relating to the Collateral and all proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the Collateral and sums due from a third party which has damaged or destroyed the Collateral or from that party’s insurer, whether due to judgment, settlement or other process.

(g)          All books data and records pertaining to any Collateral whether in the form of a writing, photograph, microfilm or electronic media, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory (“Books and Records”).

2.          THE INDEBTEDNESS. The Collateral secures and will secure all indebtedness of the Pledgor to the Bank. Each party obligated under any indebtedness is referred to in this Agreement as a “Debtor.” “Indebtedness” means all debts, obligations or liabilities now or hereafter existing, absolute or contingent of the Debtor or any one or more of them to the Bank, whether voluntary or involuntary, whether due or not due, or whether incurred directly or indirectly or acquired by the Bank by assignment or otherwise. Indebtedness shall include, without limitation, all obligations of the Debtor arising under any Swap Contract. “Swap Contract” means any interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, securities puts, cells, collars, options or forwards or any combination of, or option with respect to, these or similar transactions now or hereafter entered into between the Debtor and the Bank.

3.          PLEDGOR’S COVENANTS. The Pledgor represents, covenants and warrants that unless compliance is waived by the Bank in writing:

(a)          The Pledgor will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.

(b)          The Pledgor resides (if the Pledgor is an individual), or the Pledgor’s chief executive office (if the Pledgor is not an individual) is located, in the state specified on the signature page hereof. In addition, the Pledgor (if not an individual or other unregistered entity), is incorporated in or organized under the laws of the state specified on such signature page. The Pledgor shall give the Bank at least thirty (30) days notice before changing its residence or its chief executive office or state of incorporation or organization. The Pledgor will notify the Bank in writing prior to any change in the location of any Collateral, including the Books and Records.

(c)          The Pledgor will notify the Bank in writing prior to any change in the Pledgor’s name, identity or business structure.

(d)          Unless otherwise agreed, the Pledgor has not granted and will not grant any security interest in any of the Collateral except to the Bank, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of the Bank.

(e)          The Pledgor will promptly notify the Bank in writing of any event which affects the value of the Collateral, the ability of the Pledgor or the Bank to dispose of the Collateral, or the rights and remedies of the Bank in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.

(f)          The Pledgor shall pay all costs necessary to preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, rent, storage costs and expenses of sales, and any costs to perfect the Bank’s security interest (collectively, the “Collateral Costs”). Without waiving the Pledgor’s default for failure to make any such payment, the Bank at its option may pay any such Collateral Costs, and discharge encumbrances on the Collateral, and such Collateral Costs payments shall be a part of the indebtedness and bear interest at the rate set out in the indebtedness. The Pledgor agrees to reimburse the Bank on demand for any Collateral Costs so incurred.

(g)          Until the Bank exercises its rights to make collection, the Pledgor will diligently collect all Collateral.

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(h)          If any Collateral is or becomes the subject of any registration certificate, certificate of deposit or negotiable document of title, including any warehouse receipt or bill of lading, the Pledgor shall immediately deliver such document to the Bank, together with any necessary endorsements.

(i)          The Pledgor will not sell, lease, agree to sell or lease, or otherwise dispose of any Collateral except with the prior written consent of the Bank; provided, however, that the Pledgor may sell inventory in the ordinary course of business.

(j)          The Pledgor will maintain and keep in force all risk insurance covering the Collateral against fire, theft, liability and extended coverages (including without limitation windstorm coverage, and hurricane coverage as applicable), to the extent that any Collateral is of a type which can be so insured. Such insurance shall be in form, amounts, coverages and basis reasonably acceptable to the Bank, shall require losses to be paid on a replacement cost basis, shall be issued by insurance companies acceptable to the Bank and include a loss payable endorsement in favor of the Bank in a form acceptable to the Bank. Upon the request of the Bank, the Pledgor will deliver to the Bank a copy of each insurance policy, or, if permitted by the Bank, a certificate of insurance listing all insurance in force.

(k)          The Pledgor will not attach any Collateral to any real property or fixture in a manner which might cause such Collateral to become a part thereof unless the Pledgor first obtains the written consent of any owner, holder of any lien on the real property or fixture, or other person having an interest in such property to the removal by the Bank of the Collateral from such real property or fixture. Such written consent shall be in form and substance acceptable to the Bank and shall provide that the Bank has no liability to such owner, holder of any lien, or any other person.

4.          ADDITIONAL OPTIONAL REQUIREMENTS. The Pledgor agrees that the Bank may at its option at any time, whether or not the Pledgor is in default:

(a)          Require the Pledgor to deliver to the Bank (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.

(b)          Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.

(c)          Require the Pledgor to deliver to the Bank any instruments, chattel paper or letters of credit which are part of the Collateral, and to assign to the Bank the proceeds of any such letters of credit.

(d)          Notify any account debtors, any buyers of the Collateral, or any other persons of the Bank’s interest in the Collateral.

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5.          DEFAULTS. Any one or more of the following shall be a default hereunder:

(a)          Any indebtedness is not paid when due, or any default occurs under any agreement relating to the indebtedness, after giving effect to any applicable grace or cure periods.

(b)          The Pledgor breaches any term, provision, warranty or representation under this Agreement, or under any other obligation of the Pledgor to the Bank, and such breach remains uncured after any applicable cure period.

(c)          The Bank fails to have an enforceable first lien (except for any prier liens to which the Bank has consented in writing) on or security interest in the Collateral.

(d)          Any custodian, receiver or trustee is appointed to take possession, custody or control of all or a substantial portion of the property of the Pledgor or of any guarantor or other party obligated under any indebtedness.

(e)          The Pledgor or any guarantor or other party obligated under any indebtedness becomes insolvent, or is generally not paying or admits in writing its inability to pay its debts as they become due, falls in business, makes a general assignment for the benefit of creditors, dies, or commences any case, proceeding or other action under any bankruptcy or other law for the relief of, or relating to, debtors.

(f)          Any case, proceeding or other action is commenced against the Pledgor or any guarantor or other party obligated under any indebtedness under any bankruptcy or other law for the relief of, or relating to, debtors.

(g)          Any involuntary lien of any kind or character attaches to any Collateral, except for liens for taxes not yet due.

(h)          The Pledgor has given the Bank any false or misleading information or representations.

6.          BANK’S REMEDIES AFTER DEFAULT. In the event of any default, the Bank may do any one or more of the following, to the extent permitted by law:

(a)          Declare any indebtedness immediately due and payable, without notice or demand.

(b)          Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

(c)          Enforce the security interest of the Bank in any deposit account of the Pledgor maintained with the Bank by applying such account to the indebtedness.

(d)          Require the Pledgor to obtain the Bank’s prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any Collateral consisting of inventory.

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(e)          Require the Pledgor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to the Bank in kind.

(f)          Require the Pledgor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under the Bank’s exclusive control.

(g)          Require the Pledgor to assemble the Collateral, including the Books and Records, and make them available to the Bank at a place designated by the Bank.

(h)          Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of the Pledgor’s equipment, if the Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.

(i)          Demand and collect any payments on and proceeds of the Collateral. In connection therewith the Pledgor irrevocably authorizes the Bank to endorse or sign the Pledgor’s name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to the Pledgor and remove therefrom any payments and proceeds of the Collateral.

(j)          Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to the Pledgor.

(k)          Use or transfer any of the Pledgor’s rights and interests in any intellectual Property now owned or hereafter acquired by the Pledgor, if the Bank deems such use or transfer necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral. The Pledgor agrees that any such use or transfer shall be without any additional consideration to the Pledgor. As used in this paragraph, “Intellectual Property” includes, but is not limited to, all trade secrets, computer software, service marks, trademarks, trade names, trade styles, copyrights, patents, applications for any of the foregoing, customer lists, working drawings, instructional manuals, and rights in processes for technical manufacturing, packaging and labeling, in which the Pledgor has any right or interest, whether by ownership, license, contract or otherwise.

(l)          Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral. The Pledgor hereby consents to the appointment of such a receiver and agrees not to oppose any such appointment.

(m)          Take such measures as the Bank may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and the Pledgor hereby irrevocably constitutes and appoints the Bank as the Pledgor’s attorney-in-fact to perform all acts and execute all documents in connection therewith.

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(n)          Without notice or demand to the Pledgor, set off and apply against any and all of the indebtedness any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by the Bank or any of the Bank’s agents or affiliates to or for the credit of the account of the Pledgor or any guarantor or endorser of the Pledgor’s indebtedness.

(o)          Exercise any other remedies available to the Bank at law or in equity.

7.          PLEDGOR NOT A DEBTOR. If any Pledgor is not a Debtor under some or all of the indebtedness:

(a)          The Pledgor authorizes the Bank, from time to time, without affecting the Pledgor’s obligations under this Agreement, to enter into an agreement with the Debtor to change the interest rate on or renew the indebtedness; accelerate, extend, compromise, or otherwise change the repayment terms or any other terms of the indebtedness; receive and hold, exchange, enforce, waive, fail to perfect, substitute, or release Collateral, including collateral not originally covered by this Agreement; sell or apply any Collateral in any order; or release or substitute any borrower, guarantor or endorser of the indebtedness, or other person.

(b)          The Pledgor waives any defense by reason of any Debtor’s or any other person’s defense, disability, or release from liability. The Bank can exercise its rights against the Collateral even if any Debtor or any other person no longer is liable on the indebtedness because of a statute of limitations or for other reasons.

(c)          The Pledgor agrees that it is solely responsible for keeping itself informed as to the financial condition of the Debtors and of all circumstances which bear upon the risk of nonpayment. The Pledgor waives any right it may have to require the Bank to disclose to the Pledgor any information which the Bank may now or hereafter acquire concerning the financial condition of the Debtors.

(d)          The Pledgor waives all rights to notices of default or nonperformance by the Debtors. The Pledgor further waives all rights to notices of the existence or the creation of new indebtedness by any Debtor and all rights to any other notices to any party liable on any of the indebtedness.

(e)          The Pledgor represents and warrants to the Bank that it will derive benefit, directly and indirectly, from the collective administration and availability of credit under the indebtedness. The Pledgor agrees that the Bank will not be required to inquire as to the disposition by any Debtor of funds disbursed by the Bank.

(f)          Until all obligations to the Bank under the indebtedness have been paid in full and any commitments of the Bank or facilities provided by the Bank with respect to the indebtedness have been terminated, the Pledgor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, which the Pledgor may now or hereafter have against any Debtor with respect to the indebtedness. The Pledgor waives any right to enforce any remedy which the Bank now has or may hereafter have against any Debtor, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Bank.

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(g)          The Pledgor waives any right to require the Bank to proceed against any Debtor or any other person; proceed against or exhaust any security; or pursue any other remedy. Further, the Pledgor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Pledgor under this Agreement or which, but for this provision, might operate as a discharge of the Pledgor.

(h)          In the event any amount paid to the Bank on any indebtedness or any interest in property transferred to the Bank as payment on any indebtedness is subsequently recovered from the Bank in or as a result of any bankruptcy, insolvency or fraudulent conveyance proceeding, the Pledgor shall be liable to the Bank for the amounts so recovered up to the fair market value of the Collateral whether or not the Collateral has been released or the security interest terminated. In the event the Collateral has been released or the security interest terminated, the fair market value of the Collateral shall be determined, at the Bank’s option, as of the date the Collateral was released, the security interest terminated, or said amounts were recovered.

8.          WAIVER OF JURY TRIAL. THE PARTIES TO THIS AGREEMENT WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THEY MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, THIS AGREEMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTION OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE.

9.          MISCELLANEOUS.

(a)          Any waiver, express or implied, of any provision hereunder and any delay or failure by the Bank to enforce any provision shall not preclude the Bank from enforcing any such provision thereafter.

(b)          The Pledgor shall, at the request of the Bank, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as the Bank may reasonably deem necessary

(c)          All notes, security agreements, subordination agreements and other documents executed by the Pledgor or furnished to the Bank in connection with this Agreement must be in form and substance satisfactory to the Bank.

(d)          This Agreement is governed by and shall be interpreted according to federal law and the laws of Pennsylvania. If state or local law and federal law are inconsistent, or if state or local law is preempted by federal law, federal law governs. If the Bank has greater rights or remedies under federal law, whether as a national bank or otherwise, this paragraph shall not be deemed to deprive the Bank of such rights and remedies as may be available under federal law. Jurisdiction and venue for any action or proceeding to enforce this Agreement shall be the forum appropriate for such action or proceeding against the Debtor, to which jurisdiction the Pledgor irrevocably submits and to which venue the Pledgor waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith.

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(e)          All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

(f)          All terms not defined herein are used as set forth in the Uniform Commercial Code.

(g)          In the event of any action by the Bank to enforce this Agreement or to protect the security interest of the Bank in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, the Pledgor agrees to pay immediately the costs and expenses thereof, together with reasonable attorneys’ fees and allocated costs for in-house legal services to the extent permitted by law.

(h)          In the event the Bank seeks to take possession of any or all of the Collateral by Judicial process, the Pledgor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

(i)          This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between the Bank and the Pledgor shall be closed at any time, shall be equally applicable to any new transactions thereafter.

(j)          The Bank’s rights hereunder shall inure to the benefit of its successors and assigns. In the event of any assignment or transfer by the Bank of any of the indebtedness or the Collateral, the Bank thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but the Bank shall retain all rights and powers hereby given with respect to any of the indebtedness or the Collateral not so assigned or transferred. All representations, warranties and agreements of the Pledgor if more than one are joint and several and all shall be binding upon the personal representatives, heirs, successors and assigns of the Pledgor.

10.         FINAL AGREEMENT. BY SIGNING ‘THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

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The parties executed this Agreement as of July 20, 2011 intending to be legally bound.

BANK OF AMERICA, N.A.

By:
Michael A. McCary, Vice President

Address for Notices:
Doc Retention - GCF
CT2-515-BB-03
70 Batterson Park Road
Farmington, CT 06032

Saker Aviation Services, Inc.

By:
Ronald J. Ricciardi, President/Chief Executive Officer/Secretary
Pledgor’s Location (principal residence,
If the Pledgor is an individual:
chief executive office; if
the Pledgor is not an individual)

101 Hangar Road
Avoca, Pennsylvania 18641-2203

Pledgor’s state of incorporation

Or organization (if Pledgor is a corporation, partnership,

Limited liability company or other registered entity): Pennsylvania

Mailing Address (if different from above):

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RIDER TO SECURITY AGREEMENT

This Rider to Security Agreement is made this 20th day of July, 2011, and is incorporated into and shall be deemed to amend and supplement that certain Security Agreement (as amended, restated, modified or supplemented, the “Security Agreement”) from Saker Aviation Services, Inc. (the “Pledgor”) in favor of Bank of America, N.A., a national banking association organized and existing under the laws of the United States of America (the “Bank”).

The Pledgor and the Bank agree that the Security Agreement is hereby amended and supplemented as follows:

WARRANT OF ATTORNEY FOR CONFESSION OF JUDGMENT

PLEDGOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD UPON OR ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT TO APPEAR FOR AND CONFESS JUDGMENT AGAINST PLEDGOR (A) FOR SUCH OF THE OBLIGATIONS AS ARE DUE AND OWING AND/OR MAY BECOME DUE AND OWING AND/OR (B) IN ANY ACTION OF REPLEVIN INSTITUTED BY BANK TO OBTAIN POSSESSION OF ANY COLLATERAL SECURING ANY OF THE OBLIGATIONS, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE OR TO BECOME DUE HEREUNDER, BUT NOT LESS THAN ONE THOUSAND ($1,000.00) DOLLARS, ADDED FOR ATTORNEYS’ COLLECTION FEES (WHETHER OR NOT SUCH ATTORNEY IS A REGULARLY SALARIED EMPLOYEE OF BANK, ANY PARENT CORPORATION OR ANY SUBSIDIARY OR AFFILIATE THEREOF, WHETHER NOW EXISTING OR HEREAFTER CREATED). TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR: (1) WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (2) WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (3) RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF BANK, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS AGREEMENT AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST PLEDGOR SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED FROM TIME TO TIME, AS OFTEN AS BANK SHALL DEEM NECESSARY AND DESIRABLE, AND THIS AGREEMENT SHALL BE A SUFFICIENT WARRANT THEREFORE. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BANK MAY ENTER ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT COUNTIES FOR ALL OR ANY PART OF THE OBLIGATIONS, WITHOUT REGARD TO WHETHER JUDGMENT HAS BEEN ENTERED ON MORE THAN ONE OCCASION FOR THE SAME OBLIGATIONS, IN THE EVENT ANY JUDGMENT ENTERED AGAINST PLEDGOR HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON PLEDGOR’S BEHALF FOR ANY REASON WHATSOEVER, BANK IS HEREBY AUTHORIZED AND EMPOWERED TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST PLEDGOR ON THE BASIS PROVIDED FOR ABOVE.

POWERS OF ATTORNEY

THE POWERS OF ATTORNEY GRANTED HEREIN OR IN THE SECURITY AGREEMENT ARE NOT REVOCABLE AND ARE NOT INTENDED TO BE GOVERNED BY THE PROVISIONS OF SECTION 5801 OF CHAPTER 58 OF TITLE 20 OF THE PENNSYLVANIA CONSOLIDATED STATUTES, AS AMENDED. SUCH POWERS SHALL BE EXERCISED FOR THE BENEFIT OF BANK AND NOT FOR THE BENEFIT OF PLEDGOR. IN ACTING UNDER SUCH POWERS, BANK HAS NO FIDUCIARY DUTY TO THE PLEDGOR.

This Rider shall amend and supplement the Security Agreement. In the event of a conflict between the terms of the Security Agreement and this Rider, the terms of this Rider shall control. The Bank and the Pledgor agree that this Rider shall be annexed to the Security Agreement to evidence the modification of its terms as set forth herein. The Pledgor further acknowledges and agrees that all of the terms and conditions of the Security Agreement shall remain in full force and effect, except as expressly modified herein.

IN WITNESS WHEREOF, this Rider is executed as of the date and year first above written.

Saker Aviation Services, Inc.

By:
Ronald J. Ricciardi, President/Chief Executive Officer/Secretary

WITNESS

BANK OF AMERICA, N.A.

By:
Michael A. McCary, Vice President

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